INTEREST INCOME, DERIVATIVES AND OTHER INVESTMENT GAINS (LOSSES)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Interest Income, Derivatives and Other Investment Gains (Losses)	Interest Income, Derivatives and Other Investment Gains (Losses)

		Years ended December 31,
	Notes	2023	2022
Interest income		$27.8	$8.5
Gain on sale of Pitangui and Acurui Projects		15.5	—
Gains (losses) on non-hedge derivatives and warrants	21(d)	12.6	3.1
Insurance recoveries		0.6	1.2
Fair value of deferred consideration from the sale of Sadiola		(4.3)	0.7
Other gains (losses)		1.0	0.5
		$53.2	$14.0
On August 1, 2023, the Company entered into an agreement to sell its 100% interest in the Pitangui Project, a greenfield exploration property located in Brazil, as well as its interest in the Acurui Project, to Jaguar via a share purchase agreement for proceeds of 6.3 million common shares from Jaguar as well as a net smelter royalty on both projects. The transaction closed on September 13, 2023 and the shares were recorded at their aggregate fair value of $9.0 million and are subsequently accounted for as FVTOCI. The net smelter royalty is measured at a fair value of $7.0 million and will subsequently be amortized on a units of production basis. The fair value of the net smelter royalty was estimated using a discounted cash flow analysis with inputs including production, gold prices and discount rate estimates.